                                                                    Exhibit 10.7

                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

                  This AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE") dated as of September 22, 2003 is made between Bank of America, N.A. (the "ASSIGNOR"), each party identified on each signature page hereto an assignee (each an "ASSIGNEE" and collectively the "ASSIGNEES"), and the Borrowers and the Guarantors, each as hereinafter defined.

                                    RECITALS

                  WHEREAS, the Assignor is party to that certain Credit Agreement dated as of July 31, 2003 (as amended, amended and restated, modified, supplemented, or renewed, the "CREDIT AGREEMENT") by and among Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (collectively, the "BORROWERS"), the several financial institutions from time to time party thereto (including the Assignor, the "LENDERS"), and Bank of America, N.A., as agent for the Lenders (the "AGENT"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

                  WHEREAS, as provided under the Credit Agreement, the Assignor has committed to make Revolving Loans (the "REVOLVING COMMITTED LOANS") to the Borrowers in an aggregate amount not to exceed $200,000,000 (the "REVOLVING COMMITMENT");

                  WHEREAS, the Assignor has acquired a participation in its pro rata share of the Letter of Credit Issuer's liabilities under Letters of Credit in an aggregate principal amount of $14,500,322.50 (the "L/C OBLIGATIONS");

                  WHEREAS, the Assignor wishes to assign to each Assignee part of the rights and obligations of the Assignor under the Credit Agreement in respect of its Revolving Commitment, together with a corresponding portion of each of its outstanding Revolving Committed Loans and L/C Obligations, in the amounts set forth on each Assignee's signature page hereto (the "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and each Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions; and

                  WHEREAS, in connection with the assignments made herein, Lenders, Agent, Borrowers, and Guarantors wish to make certain modifications to the Credit Agreement, as set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1.       Amendments.

                  (a) The cover page of the Credit Agreement shall be amended by adding "Credit Suisse First Boston, as Documentation Agent" thereto immediately following "Bank of America, N.A., as the Agent".

                  (b) SECTION 1.4 of the Credit Agreement shall be amended in its entirety to read as follows:

                  1.4 Bank Products. The Borrowers may request and the Agent or Lenders may, in their sole and absolute discretion, arrange for the Borrowers to obtain from the Bank or the

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

         Bank's Affiliates or the Lenders or the Lenders' Affiliates, Bank Products, although the Borrowers are not required to do so. If Bank Products are provided by an Affiliate of the Bank or any Lender, the Borrowers agree to indemnity and hold the Agent, the Bank, and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Bank, or any of the Lenders which arise from any indemnity given by the Agent to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit any Borrower's rights, with respect to the Bank, any Lender or their respective Affiliates, as the case may be, which relate to Bank Products or the provision of the Bank Products pursuant thereto. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank, any Lender or their respective Affiliates (a) is in the sole and absolute discretion of the Bank, any Lender, or their respective Affiliates, and (b) is subject to all rules and regulations of the Bank, any Lender, or their respective Affiliates.

                  (c) SECTION 6.7 of the Credit Agreement shall be amended in its entirety to read as follows:

                  6.7 Capitalization. Westlake's authorized capital stock consists of 10,000 shares of common stock, par value $1.00 per share of which 1,115 shares are validly issued and outstanding, fully paid and non-assessable and are owned beneficially and of record by Parent and 1,000 shares of preferred stock, no par value, of which 890 shares are validly issued and outstanding, fully paid and non-assessable, and 770 are owned beneficially and of record by Parent and 120 are owned of record by Wilmington Trust Company, as Trustee of the Chamly Birch Trust.

                  (d) SECTION 7.21 of the Credit Agreement shall be amended in its entirety to read as follows:

                           7.21 Fixed Charge Coverage Ratio. Effective on and after the Triggering Date and based on the most recently delivered Financial Statements received pursuant to SECTION 5.2, the Borrowers will maintain a Fixed Charge Coverage Ratio for each period of immediately preceding twelve (12) months of not less than 1.00 to 1.0.

                  (e) The proviso set forth in the paragraph immediately following SECTION 11.1(A)(IX) of the Credit Agreement shall be amended in its entirety to read as follows:

         provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in CLAUSES (V) and (IX) above (other than the limitations restricting the increase in the Maximum Revolver Amount) and any other terms of this Agreement, make Agent Advances in accordance with SECTION 1.2(i) and, provided further, that
         (A) no amendment, waiver, or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document; (B) no amendment shall increase the Commitment of any Lender unless consented to by such Lender; and (C) SCHEDULE 1.2 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

                  (f) Section 12.20 of the Credit Agreement shall be amended in its entirety to read as follows:

                           12.20    Co-Agents. None of the Lenders identified on
the facing page or signature pages of this Agreement as a "co-agent" or "documentation agent" (if any) shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

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Lenders as such. Without limiting the foregoing, none of the
Lenders so identified as a "co-agent" or "documentation agent" (if any) shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                  (g) The last three sentences of SECTION 13.7 of the Credit Agreement shall be amended in their entirety to read as follows:

         In addition, the Borrowers agree to pay costs and expenses incurred by the Agent, the Arranger, and the Lenders (including Attorneys' Costs) to the Agent, the Arranger, and the Lenders as applicable, for their respective benefit, on demand, and all reasonable fees, expenses and disbursements incurred by Agent, the Arranger, and the Lenders for any law firm retained by the Agent, the Arranger, or any Lender, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent, the Arranger, or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses may be (in the sole discretion of the Agent) charged to the Borrowers' Loan Account as Revolving Loans as described in SECTION 3.7 up to the Maximum Revolver Amount.

                  (h) The definition of "Bank Products" set forth in ANNEX A to the Credit Agreement shall be amended in its entirety to read as follows:

                  "BANK PRODUCTS" means any one or more of the following types of services or facilities extended to any Loan Party by a Lender or any Affiliate of a Lender in reliance on the Lender's agreement to indemnify such
Affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

                  (i) The definition of "Bank Product Reserves" set forth in ANNEX A to the Credit Agreement shall be amended in its entirety to read as follows:

                  "BANK PRODUCT RESERVES" means all Reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding; provided that, without limiting the foregoing, (a) the Agent shall not be required to establish any Bank Product Reserve with respect to any Bank Products provided by any Lender (or any of its Affiliates) for which the applicable Lender has not requested that the Agent establish a Reserve with respect thereto in advance of actually providing such Bank Products to any Loan Party, (b) the amount of any Bank Product Reserve requested by any Lender shall be reasonable in light of the circumstances, and (c) the Agent shall not be responsible for adjusting the amount of any Bank Product Reserve from time to time without notice from the applicable Lender to make any such adjustment.

                  (j) The definition of "Excess Cash Flow Prepayment" set forth in ANNEX A to the Credit Agreement shall be amended in its entirety to read as follows:

                  "EXCESS CASH FLOW PREPAYMENT" means any prepayment of the Fixed Asset Loan from "Excess Cash Flow," as defined in and as set forth in Section 2.04(b)(i) of the Fixed Asset Loan credit agreement on the Closing Date.

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

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                  (k)      The definition of "Fixed Asset Loan" set forth in
ANNEX A to the Credit Agreement shall be amended by inserting "31" in the date to read "July 31, 2003".

                  (l) The definition of Pro Rata Share set forth in ANNEX A to the Credit Agreement shall be amended in its entirety to read as follows:

                           "PRO RATA SHARE" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender (excluding any Obligations with respect to Bank Products) and the denominator of which is the aggregate amount of the Obligations owed to the Lenders (excluding any Obligations with respect to Bank Products), in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

                  (m) The references to "Texas" set forth in SECTION 10(e) of EXHIBIT F to the Credit Agreement shall be amended to read "New York".

                  (n) SCHEDULE 1.2 of the Credit Agreement shall be amended in its entirety and replaced with SCHEDULE 1.2 attached hereto.

         2.       Assignment and Acceptance.

                  (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers, and assigns to each Assignee, and (ii) each Assignee hereby purchases, assumes, and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) the percentage set forth on each Assignee's signature page hereto (the "ASSIGNEE'S PERCENTAGE SHARE") of (A) the Revolving Commitment, the Revolving Committed Loans, and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities, and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

                  (b) With effect on and after the Effective Date (as defined in SECTION 5 hereof), each Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Revolving Commitment in an amount equal to the Assigned Amount. Each Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Revolving Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount, and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignees; provided, however, the Assignor shall not relinquish its rights under SECTIONS 3.8, 4, and 13.11 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

                  (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date each Assignee's Revolving Commitment and Revolving Committed Loans will be in the amounts set forth on their signature page attached hereto.

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

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         3.       Reallocation of Payments.

                  Any interest, fees, and other payments accrued to the Effective Date with respect to the Revolving Commitment, Revolving Committed Loans, and L/C Obligations shall be for the account of the Assignor. Any interest, fees, and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of each Assignee. Each of the Assignor and Assignees agrees that it will hold in trust for the other party any interest, fees, and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         4.       Independent Credit Decision.

                  Each Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent Financial Statements of the Loan Parties, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5.       Effective Date; Notices.

                  (a) As between the Assignor and each Assignee, the effective date for this Assignment and Acceptance shall be September 22, 2003 (the "EFFECTIVE DATE"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                           (i) this Assignment and Acceptance shall be executed and delivered by the Assignor, each Assignee, Borrowers, and Guarantors;

                           (ii) the consent of the Agent (if necessary) required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date; and

                           (iii)    each Assignee shall have complied with
         SECTION 11.2 of the Credit Agreement (if applicable).

         6.       Agent.

                  (a) Each Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (b) Each Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.

         7.       Withholding Tax.

                  Each Assignee (a) represents and warrants to the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the Agent or the Borrowers with respect to any payments to be made to each Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

Borrowers prior to the time that the Agent or the Borrowers is required to make any payment of principal, interest, or fees in respect of the interest assigned hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein each Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8.       Representations and Warranties.

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim;
(ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery, or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Loan Parties, or the performance or observance by any Loan Party of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) Each Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery, or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of each Assignee, enforceable against each Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

                  (d) Each Borrower and Guarantor represents and warrants that after giving effect to the execution and delivery of this Assignment and Acceptance and the consummation of the transactions contemplated hereby, and with this Assignment and Acceptance constituting one of the Loan Documents, the representations and warranties set forth in ARTICLE 6 of the Credit Agreement are true and correct on the date hereof as though made on and as of such date, and no Default or Event of Default has occurred and is continuing as of the date hereof. Execution by any Borrower of this Assignment and Acceptance shall also constitute its consent hereto as a Guarantor.

         9.       Further Assurances.

                  The Assignor and Assignees each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrowers or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10.      Miscellaneous.

                  (a) Borrowers and Guarantors hereby acknowledge and agree that all of their obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, shall remain in full force and effect following the execution and delivery of this Assignment and Acceptance and such obligations are hereby affirmed, ratified, and confirmed by Borrowers and Guarantors.

                  (b) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (c) All payments made hereunder shall be made without any set-off or counterclaim.

                  (d) Each Assignee shall pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, and performance of this Assignment and Acceptance and the Loan Parties shall pay such costs and expenses of the Assignor.

                  (e) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (f) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and Assignees each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action, or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (g) THE ASSIGNOR AND ASSIGNEES EACH HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

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BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR
IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

                  IN WITNESS WHEREOF, the Assignor and each Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK;
                            SIGNATURE PAGES FOLLOW.]

                                  AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNOR:                           BANK OF AMERICA, N.A.,
                                    as a Lender

                                    By: /s/ Robert Mostert
                                        ----------------------------------------
                                        Name: Robert Mostert
                                        Title: Vice President

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

Consent and Acceptance:             BANK OF AMERICA, N.A.,
                                    as Agent

                                    By: /s/ Robert Mostert
                                        ----------------------------------------
                                        Name: Robert Mostert
                                        Title: Vice President

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

Borrower Consent and Acceptance:

                                      WESTLAKE CHEMICAL CORPORATION, a Delaware corporation

                                      WESTLAKE PVC CORPORATION, a Delaware
                                      corporation

                                      WESTLAKE VINYLS, INC., a Delaware
                                      corporation

                                      By:  /s/ Albert Chao
                                           -------------------------------------
                                           Albert Chao
                                           President of the above Borrowers

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

Borrower Consent and Acceptance:

                             NORTH AMERICAN PIPE CORPORATION, a Delaware corporation

                             VAN BUREN PIPE CORPORATION, a Delaware corporation

                             WESTECH BUILDING PRODUCTS, INC., a Delaware corporation

                             By:  /s/ John A. Labuda
                                  --------------------------------------
                                   John A. Labuda
                                   President of the above Borrowers

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

Borrower Consent and Acceptance:

                            GEISMER VINYLS COMPANY LP, a Delaware limited partnership
                                By: GVGP, Inc., its general partner

                            WESTLAKE PETROCHEMICALS LP, a Delaware limited partnership
                                By: Westlake Chemical Investments, Inc.,
                                    its general partner

                            WESTLAKE POLYMERS LP, a Delaware limited partnership
                                By: Westlake Chemical Investments, Inc.,
                                    its general partner

                            WESTLAKE STYRENE LP, a Delaware limited partnership
                                By: Westlake Chemical Holdings, Inc.,
                                    its general partner

                            WPT LP, a Delaware limited partnership
                                By: Westlake Chemical Holdings, Inc.,
                                    its general partner

                                By: /s/ Albert Chao
                                    ------------------------------------
                                    Albert Chao
                                    President of the general partners of
                                       the above Borrowers

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

The undersigned jointly and severally consent and agree to the execution and delivery of the Assignment and Acceptance.

                                 GRAMERCY CHLOR-ALKALI CORPORATION, a
                                 Delaware corporation
                                 GVGP, INC. , a Delaware corporation
                                 WESTLAKE CHEMICAL HOLDINGS, INC. ,
                                 a Delaware corporation
                                 WESTLAKE CHEMICAL INVESTMENTS, INC. , a
                                 Delaware corporation
                                 WESTLAKE MANAGEMENT SERVICES, INC. , a
                                 Delaware corporation
                                 WESTLAKE OLEFINS CORPORATION, a Delaware corporation
                                 WESTLAKE OVERSEAS CORPORATION, a United States Virgin Islands corporation
                                 WESTLAKE RESOURCES CORPORATION, a Delaware corporation
                                 WESTLAKE VINYL CORPORATION, a Delaware
                                 corporation

                                 By:  /s/ Albert Chao
                                      ------------------------------------------
                                      Albert Chao
                                      President of the above entities

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

The undersigned jointly and severally consent and agree to the execution and delivery of the Assignment and Acceptance.

                                 NORTH AMERICAN PROFILES, INC. , a Delaware corporation

                                 By:   /s/ John A. Labuda
                                       -----------------------------------------
                                       John A. Labuda
                                       President

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

The undersigned jointly and severally consent and agree to the execution and delivery of the Assignment and Acceptance.

                                 GEISMAR HOLDINGS, INC. , a Delaware corporation WESTLAKE CHEMICAL MANUFACTURING, INC. , a Delaware corporation
                                 WESTLAKE CHEMICAL PRODUCTS, INC. , a Delaware corporation
                                 WESTLAKE DEVELOPMENT CORPORATION, a
                                 Delaware corporation

                                 By:  /s/ R. Michael Looney
                                      ------------------------------------------
                                       R. Michael Looney
                                       President of the above entities

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Lender

                                    By: /s/ John Hanley
                                        ----------------------------------------
                                        Name:  John Hanley
                                        Title: Duly Authorized Signatory

Assigned Interest to this Assignee:  13.750%

REVOLVING COMMITMENT ASSIGNED          OUTSTANDING L/C OBLIGATIONS
-----------------------------          ---------------------------
       $27,500,000                            $1,993,794.34

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    as a Lender

                                    By: /s/ Richard D. Hatlsy Jr.
                                        ----------------------------------------
                                        Name:  Richard D. Hatlsy Jr.
                                        Title: VP Underwriting Mgr.

Assigned Interest to this Assignee:  13.750%

 REVOLVING
COMMITMENT                         OUTSTANDING L/C
 ASSIGNED                            OBLIGATIONS
----------                         ---------------
$27,500,000                        $ 1,993,794.34

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                     PNC BANK, NATIONAL ASSOCIATION,
                              as a Lender

                              By:  /s/ Paul R. Frank
                                   ---------------------------------------------
                                  Name:  Paul R. Frank
                                  Title: Vice President, Relationship Manager

Assigned Interest to this Assignee:  12.500%

 REVOLVING
COMMITMENT                         OUTSTANDING L/C
 ASSIGNED                            OBLIGATIONS
----------                         ----------------
 $25,000,000                        $1,812,540.31

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                         WELLS FARGO FOOTHILL, LLC,
                                  as a Lender

                                  By:  /s/ Sanat Amladi
                                      ------------------------------------------
                                      Name:  Sanat Amladi
                                      Title: Vice President

Assigned Interest to this Assignee:  12.500%

 REVOLVING
COMMITMENT                         OUTSTANDING L/C
 ASSIGNED                            OBLIGATIONS
----------                         ---------------
$25,000,000                        $ 1,812,540.31

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                         LASALLE BUSINESS CREDIT, LLC
                                  as a Lender

                                  By:  /s/ Joseph G. Frdacz
                                       -----------------------------------------
                                      Name:  Joseph G. Frdacz
                                      Title: SR VP

Assigned Interest to this Assignee:  11.250%

 REVOLVING
COMMITMENT                         OUTSTANDING L/C
 ASSIGNED                            OBLIGATIONS
----------                         ---------------
$22,500,000                        $ 1,631,286.28

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                         UBS AG, STAMFORD BRANCH,
                                  as a Lender

                                  By:  /s/ Wilfred V. Saint
                                       -----------------------------------------
                                      Name:  Wilfred V. Saint
                                      Title: Associate Director
                                               Banking Products Services, US

                                  By:  /s/ Luke Goldsworthy
                                       -----------------------------------------
                                      Name:  Luke Goldsworthy
                                      Title: Associate Director
                                             Banking Products Services, US

Assigned Interest to this Assignee:  8.750%

 REVOLVING
COMMITMENT                         OUTSTANDING L/C
 ASSIGNED                            OBLIGATIONS
----------                         ---------------
$17,500,000                        $ 1,268,778.22

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                         CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
                                  ITS CAYMAN ISLANDS BRANCH,
                                  as a Lender

                                  By:  /s/ S. William Fox
                                       -----------------------------------------
                                      Name:  S. William Fox
                                      Title: Director

Assigned Interest to this Assignee:  5.000%

 REVOLVING
COMMITMENT                         OUTSTANDING L/C
 ASSIGNED                            OBLIGATIONS
----------                         ---------------
$ 10,000,000                       $  725,016.13

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

ASSIGNEE:                         DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                  as a Lender

                                  By:  /s/ Kevin F. Sullivan
                                       -----------------------------------------
                                      Name:  Kevin F. Sullivan
                                      Title: MD

Assigned Interest to this Assignee:  5.000%

 REVOLVING
COMMITMENT                         OUTSTANDING L/C
 ASSIGNED                            OBLIGATIONS
----------                         ---------------
$10,000,000                        $  725,016.13

Effective Date:            September 22, 2003

                               SIGNATURE PAGE TO
                 AMENDMENT, ASSIGNMENT AND ACCEPTANCE AGREEMENT

                                  SCHEDULE 1.2

                              LENDERS' COMMITMENTS

================================================== =========================== ========================
                                                      REVOLVING LOAN                PRO RATA SHARE
                     LENDER                            COMMITMENT                    (3 DECIMALS)
================================================== =========================== ========================
Bank of America, N.A.                                   $35,000,000                  17.500%
-------------------------------------------------- ------------------------ ------------------------
General Electric Capital Corporation                    $27,500,000                  13.750%
-------------------------------------------------- ------------------------ ------------------------
The CIT Group/Business Credit, Inc.                     $27,500,000                  13.750%
-------------------------------------------------- ------------------------ ------------------------
PNC Bank, National Association                          $25,000,000                  12.500%
-------------------------------------------------- ------------------------ ------------------------
Wells Fargo Foothill, LLC                               $25,000,000                  12.500%
-------------------------------------------------- ------------------------ ------------------------
LaSalle Business Credit, LLC                            $22,500,000                  11.250%
-------------------------------------------------- ------------------------ ------------------------
UBS AG, Stamford Branch                                 $17,500,000                   8.750%
-------------------------------------------------- ------------------------ ------------------------
Credit Suisse First Boston, acting through its          $10,000,000                   5.000%
Cayman Islands Branch
-------------------------------------------------- ------------------------ ------------------------
Deutsche Bank Trust Company Americas                    $10,000,000                   5.000%
-------------------------------------------------- ------------------------ ------------------------
                                                          TOTAL                     100.000%
================================================== =========================== ========================

                                                                    SCHEDULE 1.2